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                          CIGNA VARIABLE PRODUCTS GROUP

                        SUPPLEMENT DATED OCTOBER 8, 1999
                     TO THE PROSPECTUS DATED MAY 1, 1999 FOR
               CIGNA VARIABLE PRODUCTS INVESTMENT GRADE BOND FUND

         The second full paragraph under the caption "Management of the Funds" on page 12 is deleted and replaced in its entirety by the following:

Effective September 30, 1999 the following became the portfolio managers of the Investment Grade Bond Fund:

ROBERT J. MOORE.  Mr. Moore is Chief Investment Officer of CIGNA Investments.
        He previously had been co-head of global fixed income at Credit Suisse Asset Management where he oversaw the U.S. fixed income team and chaired its sector allocation committees. Prior to joining Credit Suisse in 1987, he was head of a fixed income sales research group at Salomon Brothers. Mr. Moore holds a B.S. in Finance from Lehigh University and is a member of the Advisory Council for the Lehigh University Business School.

ROBERT W. JUSTICH.  Mr. Justich is Managing Director and senior member of the
        Global Fixed Income portfolio management team of CIGNA Investments. Previously, Mr. Justich was a Managing Director at Credit Suisse Asset Management, where he led the organization's global fixed income credit function and was directly responsible for approximately $6 billion in fixed income assets. Prior to joining Credit Suisse in 1995, he spent seven years as Director, Corporate Bond Trading at Merrill Lynch, focusing on credit research and leading the development of Merrill's first proprietary corporate bond trading desk. Mr. Justich holds a B.A. degree and M.B.A. in Finance from Rutgers University.

LELAND E. CRABBE, PH.D.  Mr. Crabbe is Managing Director and Core Fixed Income
        Portfolio Manager of CIGNA Investments. Previously, he was with Credit Suisse Asset Management where he worked in fixed income and managed emerging debt portfolios. Prior to joining Credit Suisse, he was the corporate bond strategist at Merrill Lynch. Mr. Crabbe received his bachelor's degree from Cal State-Fullerton and earned his master's degree and Ph.D. in economics from UCLA.

IRA EDELBLUM.  Mr. Edelblum is Managing Director and Core Fixed Income Portfolio
        Manager of CIGNA Investments. Previously, Mr. Edelblum was with Credit Suisse Asset Management where he was a portfolio manager specializing in corporate bonds. Mr. Edelblum is a graduate of the State University of New York (Albany) and holds an M.B.A. from New York University.

KEVIN D. BARRY, CFA.  Mr. Barry is Managing Director and Core Fixed Income
        Portfolio Manager of CIGNA Investments. His responsibilities include managing public mortgage and asset-backed securities. Previously, Mr. Barry was with 1838 Investment Advisers. Mr. Barry received his bachelor's degree in Finance, Summa cum laude, from LaSalle College in 1981.

        Messrs. Moore, Justich, Crabbe and Edelblum joined CIGNA Investments in 1999. Mr. Barry joined CIGNA Investments in 1997.